 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Benihana Inc.

(Name of Registrant as Specified In Its Charter)

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The following materials may be used by representatives of Benihana Inc. (the “Company”) in connection with the current solicitation of proxies for the Company’s 2010 Annual Meeting of Stockholders, scheduled for September 28, 2010. Accordingly, the Company is filing the following materials as definitive additional proxy materials pursuant to Section 14(a) of the Securities Exchange Act of 1934.

Presentation to RiskMetrics September 14, 2010 Alan B. Levan Richard C. Stockinger Lewis Jaffe

Forward-LookingStatements

Except for the historical matters contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are
cautioned that forward-looking statements involve risks and uncertainties that may affect the business and prospects of the Company, including, without limitation, the risk that the Company’s Renewal Program and the Company’s enhanced marketing efforts and cost management initiatives may not be successful or have a positive impact on the Company’s business and financial condition, the risk that the Company may change its plans with respect to its capital expenditures or that the Company’s capital expenditures may otherwise increase beyond the level currently anticipated by the Company, the risk that the Company will not be successful in maximizing returns for its shareholders, and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. In addition to the risks and uncertainties set forth above, investors should consider the risks and uncertainties discussed in the Company’s filings with the Securities and
Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading "Risk Factors" in such filings.

BENIHANA

Company overview

- NASDAQ GS: BNHN and BNHNA
- Founder Rocky Aoki introduced Japanese food to America in 1965
- Now, leading operator of Japanese theme and sushi restaurants
- Famous for entertaining chefs who present and prepare delicious Teppanyaki entrees at hibachi tables, as well as sushi and other Japanese favorites
- 97 restaurants nationwide, including 63 Benihana restaurants, nine Haru sushi restaurants, and 25 RA Sushi restaurants
- 20 franchised Benihana restaurants in the United States, Latin America and the Caribbean

FY 2010


Revenue Composition
($Millions)
RA
$73.5
24%
10%
Haru
$32.7
66%
Benihana
$205.6

Source: Benihana Inc.

3

Currentboardandmanagementcreating shareholdervalue

• Took
right
steps
to
turn
company
around
• RenewalProgramisworking
•
Launched
process
to
explore
strategic
alternatives,
including
potential
sale
• Responsivetoinvestors
Counterproductive
to
jeopardize
progress
at
critical
point
in
process

Benihanalegacybusiness

• State
of
the
business
in
2008
with
respect
to:
– P&Lresponsibility
– Consistency
– Economies
of
scale
– Sales
– Guestcount
– Overtimehours
– Corporate
overhead
– New
unit
expansion

Board willing to take decisive action

• In
2008,
Board
acted
to
improve
performance
• Removed prior management team
• Recruited
experienced,
proven
team
– Led
by
CEO
Richard
Stockinger
• At
Board’s
direction,
new
team
designed,
launched
and
implemented
comprehensive
Renewal
Plan
– Advised by leading restaurant consultant Malcolm Knapp
– Endorsed by world-class
industry
consultant
CRG
Partners

Overhaul of management team
• RICHARD C. STOCKINGER,
President
and
Chief
Executive
Officer
Mr.
Stockinger
previously
served
as
the
President
of
Patina
Restaurant
Group
(formerly
Restaurant
Associates
–Patina
Group)
from
October
2003
through
April
2008
and
served
as
Restaurant
Associates’
Vice
President
and
CFO
from
1985
through
October
2003.
During
his
tenure
with
Restaurant
Associates
and
the
Patina
Restaurant
Group,
Mr.
Stockinger
played a
critical
role
in
the
development
and
implementation
of
its
sales,
acquisitions
and
turnaround
strategies,
including
the
acquisitions
of
California
Pizza
Kitchen,
El
Torito
and
Au
Bon
Pain. A
kidney
transplant
survivor
himself,
Mr.
Stockinger
also
serves
on
the
Board
of
Directors
of
the
National
Kidney
Foundation
of
Greater
New
York.

• CHRISTOPHERP.AMES,
Chief
Operating
Officer
Mr. Ames
previously
served
as
Vice
President
and
COO
of
Cosi,
Inc.
from
November
2006
to
August
2008
and
Executive
Vice
President
of
Operations
of
the
Patina
Group
from
July
2005
to
November
2006.
Prior
thereto,
Mr.
Ames
served
as
Vice
President
of
Operations
with
Elephant
Bar
Restaurant
in
Los
Angeles,
California
from
June
2004
to
August
2005
and
was
employed
by
California
Pizza
Kitchen
from
January
1992
to
March
2004
with
his
last
position
serving
as
Vice
President
of
Operations
from
2000
to
2004.

• GENER.BALDWIN,
Interim
Chief
Financial
Officer
Mr.
Baldwin
has
more
than
25
years
of
interim
management
and
advisory
experience,
and
has
served
as a
partner
of
CRG
Partners
Group,
LLC
and
its
predecessors
(“CRG”)
, a
provider
of
financial
advisory,
corporate
improvement
and
related
services,
since
2002.
As a
partner
of
CRG,
Mr.
Baldwin
experience
in
complex
operational
and
financial
restructuring,
includes
serving,
from
September
2007
to
June
2008,
as
CRO
and
interim
CEO
of
American
Restaurant
Group,
Inc.
,
an
82
unit
steakhouse
chain
and,
from
December
2005
to
October
2006,
as
President
and
CRO
of a
360
unit
franchised
quick
service
restaurant
chain.
Mr.
Baldwin
also
served,
from
December
2008
to
March
2009,
as a
financial
advisor
to a
130
unit
casual
dining
chain
and,
from
August
2002
to
September
2003,
as a
financial
advisor
and
interim
COO
of
Furrs
Restaurant
Group,
Inc.
, a
91
unit
cafeteria
chain.
Mr.
Baldwin
has
been
awarded
the
Certified
Turnaround
Professional
designation
from
the
Turnaround
Management
Association.

3rd party support for Renewa lProgram
• “The
Renewal
Plan
is a
comprehensive
management
action
plan
introduced
by
the
new
CEO
to
address
the
myriad
operational
deficiencies
of
Benihana
and
its
corporate
functions.
” –
CRG
Partners,
January
2010
Interim
Report
to
Benihana
• “We
believe
the
food
and
service
enhancements
associated
with
the
Teppanyaki
Renewal
Program,
as
well
as
an
enhanced
digital
marketing
strategy
promoting
fixed
price
offerings,
have
driven
the
top-line
growth
at
the
Teppan
brand.
” –
Brad
Ludington,
KeyBanc
Capital
Markets
(8/30/10)
• “The
fact
that
Benihana
sales
trends
continue
to
improve
sequentially
in
an
extremely
difficult
operating
environment
is
encouraging.
” –
Anton
Brenner,
Roth
Capital
Partners
(8/30/10)
• “The
increase
in
Benihana
Teppanyaki
sales
was
attributable
to
the
ongoing
renewal
program.
” –
Anton
Brenner,
Roth
Capital
Partners
(8/3/10)
Permission
to
republish
quotes
appearing
on
this
slide
was
neither
sought
nor
provided.

Renewal Program
• Turnaround
of
an
iconic
brand
during
the
most
challenging macro-environment
ever
for
restaurant
industry
• Return to high standards of founder Rocky Aoki
• Comprehensive
in
scope:
rebuilding
every
function
of
company
and
restaurant
operations
from
inside-out
• Guest-centric:
accomplished
without
any
increase
in
menu entrée prices
• To
date,
implemented
over
100
initiatives
across
all
functions to achieve these goals

Renewal Program: Objectives

• To improve:
– Operational accountability
– Guest experience
– Food
quality,
consistency,
and
creativity
–
Financial controls
• Shift
business
from a
collection
of
units
to a
true
restaurant
chain
to
drive
shareholder
value

Renewal Program: Operational accountability

• Revamped
senior
management
team
– Appointed
Chris
Ames
COO
– Created
direct
lines
of
accountability
for
operations
to
Richard
and
Chris
• Incentivized operational management
– Created
regional
management
– Created general manager position
• Overhauled human resources

Renewal Program: Guest experience

•
Updated and repaired facilities
–
Retail
Eyes
(mystery
shopping
service)
and
Ever clean
(health &
sanitation)
scores
much
improved
•
Retrained staff in cooking techniques, service standards
• Ensured
consistency
and
superiority
of
experience
across
locations
• Reinforced
standards
within
franchise
system
• Reaffirmed
connection
to
authentic
Japanese
culture
• Focused
marketing
programs
– The
Chef’s
Table,
Kabuki
Kids

Renewal Program: Guest experience(cont.) Mystery Shopper Improvement 13 Source: Retail Eyes

Renewal Program: Food quality, consistency,
creativity

• Raised
quality
of
products
and
ingredients
– Reintroduction
of
higher
quality
beef,
shellfish,
desserts,
etc.
– Guest satisfaction
• Enhanced
beverage
program
• Financed
menu
upgrades
by
centralizing
purchasing
to
gain
economies
of
scale

Renewal Program: Financial controls

• Corporate level
– Reduced corporate overhead
– Outsourced
accounting &
finance
function
• Restaurant
level
– Used
scale
more
effectively
to
gain
purchasing
leverage
– Instituted
P&
L
responsibility
for
GMs
– Implemented
POS
system
– Implemented
labor
management
systems

Results: Improving performance already • Higher revenue and total guest count, trending upwardsoverlastyear Source: Benihana Inc. 16

Results: Improving performance already (cont.)

- Dramatic reduction in overtime hours

Overtime Hours


60,000
50,000
40,000
30,000
20,000
10,000
-
Teppan *
RA
Haru
Total
Trendline

	FY10-P06	FY10-P07	FY10-P08	FY10-P09	FY10-P10	FY10-P11	FY10-P12	FY10-P13	FY11-P01	FY11-P02	FY11-P03	FY11-P04	FY11-P05
Teppan *	43,091	35,844	22,556	15,016	36,296	21,555	27,115	22,371	17,668	22,671	22,389	19,723	19,012
RA	7,221	5,515	5,911	5,181	5,527	5,388	5,641	6,561	6,701	7,131	6,915	5,298	5,563
Haru	6,261	6,291	6,247	5,218	4,248	5,881	5,561	6,651	7,129	7,407	6,529	6,049	5,799
Total	56,573	47,650	34,714	25,415	46,071	32,824	38,317	35,583	31,498	37,209	35,833	31,070	30,374

Source: Benihana Inc.

17

Results: Improved performance against peers • Consistent ou t performance of brand against peers Q1 FY10 Q2 FY10 Q3 FY10 Q4 FY10 Q1 FY11 18 Source: Benihana Inc. and Jefferies

Results: Improved performance for shareholders 69.9%ReturnYTD (through 9/13/10) 19 Source: Thomson Reuters

Next steps underway

•
Company now well-positioned
to
deliver
sustainable
profitable growth
• To
build
on
momentum,
over
next
several
months:
– Extend
purchasing
consolidation
efforts
to
sushi
and
beverages
–
Explore
ways
to
extend
Teppan
and
RA
experiences
into
different
day-
parts
–
Continue
to
build
out
operational
management
through
focused
hiring
andtraining
–
Carefully
consider
opportunities
to
expand
footprint
•
Particularfocusonaddressingperformanceof2006-2008
vintageunits

Strategic process to maximize value for shareholders • Board committed to exploring all alternatives, including potential sale • Continuing to pursue organic growth strategy 21

Track record of responsiveness to investors

• Strategic
process
is
one
of
many
examples,
including:
–
Adding
new
directors
with
outside
perspectives
• Lewis
Jaffe,
first
elected
in
2004
as a
nominee
of
BOT
• Adam
Gray
of
Coliseum
• Extensive
attempts
to
reach
agreement
with
BOT
• Following
last
Risk Metrics
recommendation
opposing
share
issuance,
Board
undertook
responsible
process
to
evaluate
matter
given
company’s
need for more capital
– Formed
special
committee
led
by
independent
director
Lew
Jaffe
with
independent
legal
and
financial
advisors
– Decision
not
to
issue
shares
even
after
receiving
February
authorization,
given
market
price
– Decided
to
pursue
strategic
alternatives,
including
potential
sale
of
company

Benihana
shareholders
cannot
afford
the
disruption
that BOT seems intent on pursuing

• BOT
has
chosen a
proxy
contest
despite:
–
the
Board’s
actions
to
overhaul
management
and
launch
successful
Renewal
Program
–
the
Board’s
responsible
process
and
decisions
regarding
capital
and
strategic
alternatives
–
the
fact
that
BOT
already
has a
representative
on
the
Board
in
Lewis
Jaffe
–
the
fact
that
the
Board
added
another
independent
director
proposed
by
Coliseum
–
the
Board’s
explicit,
unconditional
offer
to
include
BOT’s
nominee
on
management’s
proxy
to
avoid
distractions
that
could
jeopardize
progress
• BOT’s
actions
will
jeopardize
Benihana’s
turnaround
–
Restaurants
are
‘people
businesses’
,
and
it
was a
painstaking
process
to
gain
internal
buy-in
for
Renewal
Program
–
Election
of
BOT’s
nominee
through
adversarial
process
would
create
internal
uncertainty,
raising
risk
of
increased
turnover
and
threatening
business
momentum
–
Uncertainty
would
harm
strategic
process

Director nominees

• RICHARD
C.
STOCKINGER --President
and
Chief
Executive
Officer,
Benihana.
Extensive
Restaurant
management
experience
prior
to
appointment
at
Benihaha.
• LEWISJAFFE–
Consultant
with
clients
including
LG
Electronics,
Famous
Dave’s
BBQ
Restaurants
and
Johnny
Carino’s
Italian
Restaurant.
Holds
an
Advanced
Professional
Director
Certification
from
the
American
College
of
Directors.
Extensive
experience
as a
chief
executive
officer
of
multiple
companies
and
service
in
leadership
roles
on
other
public
company
boards.
• ADAML.GRAY–
Managing
partner
of
Coliseum
Capital
Management, a
major
investor
in
Benihana.
Prior
executive
experience
at
Burger
King,
Metromedia
Restaurant
Group
and
Ponderosa
Steakhouses.

Conclusion

• Board
and
Management
have
clear
track
record
of
doing
right
thing for Benihana shareholders
• Renewal
Program
is
working,
and
we
believe
our
performance
will
continue
to
improve
and
accelerate
as
guests
return
to
Benihana
• Strategic
process
offers
alternative
avenues
for
maximizing
shareholder value
• BOT
already
has
nominee
on
Board
who
supports
this
strategy
• Now is not the time to jeopardize progress or create
Opportunity for distraction